UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

Memorandum of Understanding

On June 24th, 2025, Brooqly, Inc., DBA Dynamic Aerospace Systems (“Dynamic”), entered into an Addendum to the Memorandum of Understanding (“MOU”) originally dated January 24, 2025, between its wholly owned operating division Dynamic Deliveries (formerly known as Global Autonomous Corporation, “GAC”) and Noon Fulfillment, a UAE-based logistics company owned by Noon AD Holdings One Person Company L.L.C. (“Noon”).

Noon, a leading e-commerce platform in the UAE, has established a formidable market presence since its 2017 launch, serving millions of customers across the UAE, Saudi Arabia, and Egypt, with a reported 300,000 daily users as of 2021.

This Addendum was executed to reflect the corporate transition following Brooqly, Inc.’s acquisition of Global Autonomous Corporation, which now operates under the name Dynamic Deliveries. The Addendum formally updates the MOU to replace all references to “Global Autonomous Corporation” or “GAC” with “Dynamic Deliveries.”

The original MOU outlines a strategic collaboration focused on drone logistics integration and testing in Dubai, United Arab Emirates, and is non-binding in nature, intended to reflect the mutual intent of the parties to explore and evaluate a potential commercial relationship.  All terms and conditions of the original MOU remain unchanged and in full effect, aside from the aforementioned name replacement.

Forward Looking Statement:

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding the potential outcomes of the strategic collaboration outlined in the Memorandum of Understanding ("MOU") between Dynamic Deliveries and Noon Fulfillment, are based on current expectations, estimates, forecasts, and projections about the industries in which the parties operate, and the beliefs and assumptions of management. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and variations of such words or similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Actual results could differ materially from those expressed or implied in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the ability of the parties to successfully negotiate and finalize definitive agreements, the feasibility and success of drone logistics integration and testing, changes in market conditions, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Brooqly, Inc. undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by law.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)
10.1	Memorandum of Understanding Noon Fulfillment and Global Autonomous Corporation Addendum to Memorandum of Understanding, dated June 24th 2025 by and between Dynamic Deliveries and Noon Fulfillment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQly Inc., DBA Dynamic Aerospace Systems

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board Date: June 26th 2025

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